UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2013

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 25, 2013 (the “execution date”), The United Illuminating Company (“UI”), Connecticut Natural Gas Corporation (“CNG”) and The Berkshire Gas Company (“Berkshire”), wholly owned subsidiaries of UIL Holdings Corporation, each entered into a Note Purchase Agreement (each, an “NPA”) to issue and sell their respective debt securities.

UI entered into an NPA with a group of institutional accredited investors providing for the sale to such investors of UI’s 3.95% Senior Notes, Series F, due October 25, 2023, in the principal amount of $75 million, all of which were issued on the execution date.

CNG entered into an NPA with a group of qualified institutional buyers providing for the sale to such investors of $45 million principal amount of medium-term notes, all of which were issued on the execution date.  The series of medium-term notes under CNG’s NPA are as follows: (1) $25 million, 4.30% Medium-Term Notes, Series D, due October 25, 2028, and (2) $20 million, 5.23% Medium-Term Notes, Series D, due October 25, 2043.

Berkshire entered into an NPA with a group of institutional accredited investors providing for the sale to such investors of Berkshire’s 5.33% Senior Notes, Series A, due December 10, 2043, in the principal amount of $15 million, the issuance of which is expected to occur on December 10, 2013.

UI, CNG and Berkshire are each subject to certain covenants under their respective NPA, including restrictions on liens, mergers and disposition of assets, and, for UI and Berkshire, the requirement to maintain a ratio of consolidated indebtedness to consolidated capitalization of not greater than 65%.  In addition, each NPA describes typical events of default, including the situation in which the respective issuer defaults on indebtedness in the aggregate principal amount of at least $10 million, in the case of UI and Berkshire, or $5 million in the case of CNG, which could result in the requirement that such indebtedness be accelerated and repaid.

A copy of the NPAs are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits – The following exhibits are filed as part of this report:

4.1	The United Illuminating Company Note Purchase Agreement, dated as of October 25, 2013, for $75,000,000 3.95% Senior Notes, Series F, Due October 25, 2023.

4.1.1	Form of Senior Notes, Series F, Due 2023 (included as Exhibit I to Note Purchase Agreement filed herewith as Exhibit 4.1)

4.2
Connecticut Natural Gas Corporation Note Purchase Agreement, dated as of October 25, 2013, for $25,000,000 4.30% Medium-Term Notes, Series D, due October 25, 2028 and $20,000,000 5.23% Medium-Term Notes, Series D, due October 25, 2043.

4.2.1	Form of Medium-Term Notes, Series D, Due October 25, 2028 (included as Exhibit 1-A to Note Purchase Agreement filed herewith as Exhibit 4.2)

4.2.2	Form of Medium-Term Notes, Series D, Due October 25, 2043 (included as Exhibit 1-B to Note Purchase Agreement filed herewith as Exhibit 4.2)

4.3	The Berkshire Gas Company Note Purchase Agreement, dated as of October 25, 2013, for $15,000,000 5.33% Senior Notes, Series A, due December 10, 2043.

4.3.1	Form of Senior Notes, Series A, Due December 10, 2043 (included as Exhibit 1 to Note Purchase Agreement filed herewith as Exhibit 4.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant

Date: October 29, 2013	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

4.1	The United Illuminating Company Note Purchase Agreement, dated as of October 25, 2013, for $75,000,000 3.95% Senior Notes, Series F, Due October 25, 2023.

4.1.1	Form of Senior Notes, Series F, Due 2023 (included as Exhibit I to Note Purchase Agreement filed herewith as Exhibit 4.1)

4.2
Connecticut Natural Gas Corporation Note Purchase Agreement, dated as of October 25, 2013, for $25,000,000 4.30% Medium-Term Notes, Series D, due October 25, 2028 and $20,000,000 5.23% Medium-Term Notes, Series D, due October 25, 2043.

4.2.2	Form of Medium-Term Notes, Series D, Due October 25, 2043 (included as Exhibit 1-B to Note Purchase Agreement filed herewith as Exhibit 4.2)

4.3	The Berkshire Gas Company Note Purchase Agreement, dated as of October 25, 2013, for $15,000,000 5.33% Senior Notes, Series A, due December 10, 2043.

4.3.1	Form of Senior Notes, Series A, Due December 10, 2043 (included as Exhibit 1 to Note Purchase Agreement filed herewith as Exhibit 4.3)